Fees Summary	Sep. 06, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 548,058,500.00
Previously Paid Amount	0.00
Total Fee Amount	80,893.43
Total Offset Amount	0.00
Net Fee	$ 80,893.43
Final Prospectus	false